UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2020

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	FCBP	Nasdaq Capital Market

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 7.01	Regulation FD Disclosure.

On June 16, 2020, First Choice Bancorp, Cerritos, California (the “Company”) will hold its 2020 Annual Meeting of Shareholders online at which virtual meeting, the Company’s management will make a presentation utilizing the presentation materials being furnished herewith as Exhibit 99.1 to this Form 8-K. These presentation materials will also be made available on the Company’s investor relations website on the “Presentations” page under the “News & Events” tab, which annual report is being furnished herewith as Exhibit 99.2 to this Form 8-K and is make available on https://www.firstchoicebankca.com/annual-report.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Shareholder Presentation, dated June 16, 2020
99.2	Annual Report, dated June 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: June 16, 2020	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer